                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT, made on June 24, 2005, by and between HEMAGEN
PROPERTIES, LLC, a Maryland limited liability company (hereinafter called
"Landlord"), and HEMAGEN DIAGNOSTICS, INC., a Delaware corporation (hereinafter called "Tenant").

     WITNESSETH, that in consideration of the rents and covenants herein set forth, Landlord hereby leases to the Tenant and Tenant hereby rents from
Landlord the premises and improvements in its "AS IS CONDITION" (hereinafter referred to as the "Leased Premises"), known as 330 North Warwick Avenue,
Baltimore City, Maryland, the legal description thereof is attached hereto as
Exhibit A.

     This Lease shall be for the term (the "Lease Term"), upon the rentals, and subject to the terms and conditions set forth in this Lease.

     1. Purpose: The Leased Premises shall be used by Tenant solely for the purpose of conducting on the Leased Premises a manufacturing and office facility.

     2. Lease Term and Renewals:

          a. The Lease Term shall commence on June 24, 2005 and shall continue for a term of five (5) years and seven (7) days thereafter. The Lease Year shall commence on July 1 and end on June 30 of the following calendar year.

          b. Provided Tenant is in possession of the Leased Premises and not in default under any of the terms, covenants or conditions hereunder at the time of notice and at the commencement of the renewal term, Tenant shall have the option to renew the term of this Lease for four (4) additional periods of five (5) years each upon the same terms, covenants and conditions herein set forth. For Tenant to exercise each option contained herein, Tenant shall give Landlord 180 days written notice prior to the end of the Term or the first renewal term, as the case may be, of Tenant's intention to renew the term. All references in this Lease to the "Term"
     shall be construed to mean the initial Term and the renewal period(s)
     unless the context clearly indicates that another meaning is intended. The last year of the initial Term shall be considered the immediately preceding lease year for the first year of the renewal term.

     3. Rental: Tenant covenants and agrees to pay to Landlord, as base rental for the Leased Premises, without set-off, payable in twelve (12) monthly installments in advance without offset on the first day of each full calendar month during the term during each Lease Year of the Lease Term, the annual rental of ____________ Dollars ($_______)(1).

     Notwithstanding anything to the contrary set forth in this Lease, the annual base rental shall not exceed the annual principal and interest payments due by the Landlord for the following loans:

                  Lenders                               Loan Amount
              (the "Lenders")

             Bay National Bank                           $1,935,000
             Mid-Atlantic Business
              Finance Company and/or
              U.S. Small Business
              Administration                             $  886,000

     All rentals payable by Tenant to Landlord under this Lease Agreement shall be paid to Landlord at the office of Landlord herein designated by him for notices. Tenant will promptly pay all rentals herein prescribed when and as the same shall become due and payable. If Landlord shall pay any monies or incur any expense (including attorneys fees) in correction of violation of covenants herein set forth, including the covenant to pay rent, the amounts so paid or incurred shall, at Landlord's option, and on notice to Tenant, be considered additional rental, payable by Tenant with the first installment of rental thereafter becoming due and payable, and may be collected or enforced as by law provided in respect to rentals.

          b. (1) Receipt and acceptance by Landlord of any rentals and charges with knowledge of the breach of any covenant or condition of this Lease by
     Tenant shall not be deemed a waiver of such breach.

          (2) Tenant hereby agrees that Landlord shall be entitled to charge a late payment fee any time that rent is not paid when due (which fee shall be used to defray a portion of Landlord's costs) equal to five percent (5%)
     of the amount due and payable.

     4. Utilities: Tenant is responsible for and shall pay promptly when due all utilities that are to be supplied to the entire Leased Premises, including but not limited to water, heat, air conditioning, electricity, gas, telephone, sewer service charge and any other utility or service, together with all taxes levied or other charges on such utilities, and any and all special taxes which may be levied by Baltimore City, the State of Maryland or the United States of America
for minor privileges for anything placed or maintained on the Leased Premises by the Tenant or for any other purpose or by reason of any other act, matter or thing occasioned by the Tenant's occupancy of the said Leased Premises. The
Landlord shall be under no liability to the Tenant for the discontinuance of any utility.

     5. Real Estate Taxes: Tenant shall pay all real estate taxes due and payable with respect to the Leased Premises during the term of this Lease.

     6. Use of Premises: The Tenant will at all times solely occupy the Leased
Premises (and only for the purpose set forth in paragraph 1.) and will not permit the same to become vacant, will maintain the Leased Premises at its own expense in a clean, orderly and sanitary condition. Tenant will keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the Leased Premises. Tenant will not commit or suffer to be committed any waste upon the Leased Premises, or any nuisance thereon and will not do or permit to be done any act which may disturb the quiet enjoyment of any adjacent premise, will not do or permit any act or use which may increase the rate of insurance on the Leased Premises or result in the cancellation of any insurance policy covering the Leased Premises or any part thereof, nor shall
Tenant keep or permit to be kept, used or sold in or about the Leased Premises any article which is prohibited by standard forms of fire insurance policies.
Tenant will promptly take such action as may be necessary to cure any breach hereof and shall further reimburse Landlord and/or any occupant or tenant of the adjacent premises for any additional cost (insurance, repair or otherwise)
occasioned by same.

     7. Maintenance:

          a. Tenant accepts the Leased Premises "as is". Throughout the Lease
     Term, Tenant shall maintain the Leased Premises, its fixtures and appurtenances, including all electrical, plumbing, and water systems, heating, ventilation, air conditioning and other mechanical installations and equipment used by or in connection with the Leased Premises, the roof, outer wall, all doors and windows of the Leased Premises, in good order and repair (reasonable wear and tear excepted); shall be responsible for and pay for all injury and damage to the Leased Premises, fixtures and appurtenances occasioned by any act or neglect of the Tenant, its agents, servants, employees, invitees or other visitors; shall give prompt notice to the Landlord of any damage that may occur; and shall execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force, applicable to the Leased Premises or to Tenant's use and occupancy thereof, by the city, county, state and federal government, and of each and every department, bureau and official thereof, including housing, zoning and fire codes and all rules and regulations of the Fire
     Underwriters Bureau at Tenant's own cost and expense.

          b. Landlord shall be under no liability for any repairs, maintenance or replacements of the Leased Premises or any part thereof.

     8. Improvements: Any improvements made by Tenant shall immediately become the property of Landlord and shall remain upon the Leased Premises in the absence of agreement to the contrary. All work with respect to any such alterations, additions, enlargements and changes shall be done in a good, workmanlike manner and diligently prosecuted to completion to the end that the
Premises shall at all times be a complete unit except during the period necessarily required for such work. All such alterations, additions, enlargements and changes shall be made strictly in accordance with all laws, regulations and ordinances relating thereto. Trade fixtures installed by Tenant shall remain the property of Tenant and may be removed from time to time, including the termination of this Lease Agreement, provided Tenant shall not at such time be in default hereunder. If Tenant is in default, Landlord shall have a lien on said fixtures as security against loss or damage resulting from any such default by Tenant and said fixtures equipment and personal property shall not be removable by Tenant until such default is cured. Tenant shall pay to or reimburse Landlord for any reasonable handling or storage charges or other reasonable costs incurred as a result of Landlord's retaining or relocating such security. Tenant will not cut or drill into or secure any fixtures, apparatus or equipment of any kind to any part of the Leased Premises without first obtaining
Landlord's written consent.

     9. Protection from Liens: Prior to permitting any contractor or subcontractor to make any improvements to the Leased Premises or supply any material in connection therewith, Tenant shall deposit with the Landlord such security or performance bond as may be reasonably requested by the Landlord, in order to protect the Leased Premises and the Landlord, from and against liens of mechanics and materialmen performing work or services in or on the Leased
Premises or supplying materials in connection with any construction work to be performed in or on the Leased Premises.

     In the event that any mechanics' or materialmen's liens shall at any time be filed against the Leased Premises purporting to be for work, labor, services or materials performed or furnished to Tenant or anyone holding the Leased
Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record within thirty (30) days following the date of such filing.
If Tenant shall fail to cause such lien to be discharged after being notified of the filing thereof as aforesaid, then, in addition to any other right or remedy of Landlord, Landlord may but shall not be obligated to discharge the same by paying the amount claimed to be due and the amount so paid by Landlord and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in attempting to discharge such lien, shall be due and payable by Tenant to
Landlord as additional rent on the first day of the next succeeding month.
Notice is hereby given that Landlord shall not be liable for any labor or materials furnished to Tenant upon credit, and that no mechanics', materialmen's or other liens for any such labor or materials shall attach to or affect the estate or interest of Landlord in and to the land and improvements of which the
Leased Premises are a part.

     10. Insurance:

          a. At all times after the execution of this Lease, Tenant will carry and maintain, at its expense:

               (1) public general liability and property damage insurance policies, including but not limited to, insurance against assumed or contractual liability under this Lease, with respect to the Leased
          Premises, to afford protection with limits, for each occurrence, of not less than One Million Dollars ($1,000,000)and Three Million
          Dollars ($3,000,000) in the aggregate;

               (2) all risks property and casualty insurance, written at
          replacement cost value and with full replacement cost endorsement, covering all of the improvements located on the Leased Premises,
          Tenant's personal property in the Leased Premises (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this
          Lease), and all leasehold improvements installed in the Leased
          Premises by or on behalf of Tenant (including damage to any sprinkler system, if any);

               (3) if and to the extent required by law, worker's compensation or similar insurance in form and amounts required by law; and

               (4) any other insurance that may be required by the Lenders.

          b. Tenant shall require any contractor performing work on the Leased
     Premises to carry and maintain, at no expense to Landlord:

               (1) comprehensive public general liability and property damage insurance policies, including, but not limited to, contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, for not less than One
          Million Dollars ($1,000,000) for each occurrence and Three Million
          Dollars ($3,000,000) in the aggregate; and

               (2) worker's compensation or similar insurance in form and amounts required by law.

          c. The company or companies writing any insurance which Tenant is required to carry and maintain or cause to be carried or maintained pursuant to Sections 10.a. and 10.b. as well as the form of such insurance shall at all times be financially responsible and authorized to cover claims in the State in which the Leased Premises are located. Public liability and all-risks property and casualty insurance policies evidencing such insurance shall name Landlord or its designee as additional insured and shall also contain a provision by which the insurer agrees that such policy shall not be cancelled except after thirty (30) days' written notice to Landlord or its designee. Each such policy, or a certificate thereof, shall be deposited with Landlord by Tenant promptly upon commencement of
     Tenant's obligation to procure the same. If Tenant shall fail to perform any of its obligations under Sections 10.a., 10.b. or 10.c., Landlord may perform the same after twenty (20) days notice to Tenant, unless Tenant shall cure such default during the thirty (30) day notice period received from the insurer and the cost of same shall be deemed Additional Rental and shall be payable upon Landlord's demand.

          d. Tenant will not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Leased Premises which will violate
     Landlord's policies of hazard or liability insurance or which will prevent
     Landlord from procuring such policies in companies acceptable to Landlord.
     If anything done, omitted to be done or suffered by Tenant to be kept in, upon or about the Leased Premises shall cause the rate of fire or other insurance on the Leased Premises to be increased beyond the minimum rate from time to time applicable to the Leased Premises or to any such property for the use or uses made thereof, Tenant will pay, as Additional Rental, the amount of any such increase upon Landlord's demand.

          e. Neither Landlord nor Tenant shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property or liability for personal injury, or losses under worker's compensation laws and benefits, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees, if, and to the extent, that any such loss or damage is covered by insurance benefitting the party suffering such loss or damage or was required to be covered by insurance pursuant to Sections 10.a. and 10.b.

     11. Protection of Property: Tenant agrees to take such steps as it may deem necessary and adequate for the protection of itself, and its agents, employees, and invitees, and the property of the foregoing against injury, damage or loss, by insurance, as a self-insurer, or otherwise. The Landlord, his agents and employees shall not be liable for any injury or damage to persons or property in the Leased Premises or to the business of the Tenant, or any interruption thereof, resulting from any defect, latent or apparent, or change of conditions in the Leased Premises or the Building, or land on which it is located, theft, burglary explosion, wind or accident, falling plaster, steam, gas, electricity, water, rain or snow, leakage from any part of the Leased Premises or from pipes, appliances, elevator or plumbing works in the Building or from the street or sub-surface thereof, or from any other source, or from dampness, or from damage occasioned by workmen engaged in making repairs or alterations in or upon the
Leased Premises or the adjacent premises or for interference with the light, or caused by operations in the construction of any public or quasi-public work, or for any other cause whatsoever, unless caused by the direct negligence of
Landlord.

     To the extent possible, Tenant shall obtain, for each policy of insurance secured by it, provisions permitting waiver of claim against Landlord for loss or damage within the scope of the insurance, and Tenant, for itself and its insurers, waives all such claims against the Landlord. Nothing herein shall be construed to vary the force and effect of the first paragraph of this section.

     12. Indemnification: Tenant will indemnify Landlord and save him harmless from and against any and all claims, actions, damages, liability, and expense in connection with loss of life, personal injury and/or damage to property arising from or out of the occupancy or use by Tenant of the Leased Premises or any part thereof or any other part of Landlord's property, occasioned wholly or in part by any act or omission of Tenant, its agents, contractors or employees.

     13. Fire or other Casualty: In the event the Leased Premises shall be damaged by fire or other casualty, the Tenant shall give immediate notice thereof to the Landlord, and after such notice, and this Lease Agreement shall, unless notice is given as set forth below, continue in full force and effect, and the Tenant shall, at its own expense, with reasonable promptness, subject to
Force Majeure as defined in Section 28, and delays in making of insurance adjustment by Tenant, repair the Leased Premises. In the event the Leased
Premises shall be so damaged that the improvements, such as the building(s)and
Leasehold Improvements cannot be repaired or rebuilt and must be demolished, upon written notice to Tenant, the term of this Lease shall cease and terminate and the accrued, rent, if any, shall be paid up to the time of the damage or such termination. All proceeds of insurance payable as a result of fire or other casualty remaining after the required payments of such proceeds to the Lenders, shall be the sole property of the Tenant.

     14. Condemnation: If the whole or any part of the Leased Premises shall be taken under the power of eminent domain, this Lease shall terminate as to the part so taken on the date Tenant is required to yield possession thereof to the condemning authority. Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition and the rent shall be reduced proportionately as to the portion of the Leased Premises so taken. If the amount of the Leased Premises so taken substantially impairs the usefulness of the Leased Premises for the purpose set forth herein, Tenant may terminate this Lease as of the date when Tenant is required to yield possession. All compensation awarded for any taking of the fee and the leasehold shall belong to and be the property of Landlord; provided, however,, that
Landlord shall not be entitled to any portion of the award made directly to
Tenant in reimbursement for Tenant's stock and fixtures, including the removal thereof.

     15. Access to Premises: Tenant will permit Landlord, his agents, employees and contractors to enter the Leased Premises and all parts thereof at all times to inspect the same and to enforce or carry out any provision of this Lease
Agreement or to make repairs to any other property owned or controlled by
Landlord.

     16. Assignment or Subletting:

     Tenant will not assign its interest in this Lease Agreement in whole or in part, nor sublet all or any part of the Leased Premises or permit the use of any part of the Leased Premises by any other person, firm or entity, without the consent of the Landlord, which consent shall not be unreasonably withheld.
Consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by (i) operation of law, merger, consolidation, reorganization, transfer or other change of
Tenant's corporate or proprietary structure, (ii) an assignment or subletting to or by a receiver or trustee in any Federal or State bankruptcy insolvency, or other proceedings, (iii) the sale, assignment or transfer of all or substantially all of the assets of Tenant, with or without specific assignment of Lease, or (iv) the change in control in a partnership. Any consent so granted shall in no manner relieve Tenant of full and complete continuing liability under this Lease.

     17. Performance by Tenant: Tenant covenants and agrees that it will perform all agreements herein expressed on its part to be performed and that it will promptly upon receipt of written notice specifying action desired by Landlord in connection with any such covenant, except the covenant to pay rent, commence to comply with such notice. If Tenant shall not commence and proceed diligently to comply with such notice to the satisfaction of Landlord within ten (10) days after delivery thereof, then Landlord may, at its option, enter upon the Leased
Premises, and do the things specified in said notice, and Landlord shall have no liability to Tenant for any loss or damage resulting in any way from such action by Landlord, and Tenant agrees to pay promptly upon demand, any expense incurred by Landlord in taking such action.

     18. Default:

          a. If the Tenant should fail to pay Annual Basic Rent and additional rent or any other charges herein reserved as rent (herein collectively referred to as "rent"), on the days and time and at the place that the same are made payable hereunder, or if the Tenant shall in any respect violate any of the terms, conditions or covenants herein contained, or if a
     "Tenant's bankruptcy" (as hereinafter defined) has occurred, or be levied upon or sold out by any sheriff's, marshall's or constable's sale, the
     Landlord may re-enter and repossess the Premises, together with any and all improvements thereon and additions thereto, and/or pursue any remedy permitted by law or equity for the enforcement of the provisions hereof;
     and/or at the election of the Landlord, the Landlord may give to the Tenant written notice of the Landlord's election to terminate this Lease on a date to be specified in said notice, and upon the date specified in said notice, this Lease and the Term shall (except for the continued liability of the
     Tenant as hereinafter provided) expire and come to an end as fully and completely as if the date specified in said notice were the date definitely fixed in this Lease for the expiration of the Term and the Tenant shall quit and surrender the Premises, on or before the said date, to the
     Landlord, without cost or charge to the Landlord.

          b. If this Lease is terminated as herein provided, Tenant nevertheless shall remain liable for any rental and damages which may be due or sustained prior to such termination and all reasonable costs, fees and expenses including, but not limited to, attorney's fees incurred by
     Landlord in pursuit of its remedies hereunder, or in renting the Premises to others from time to time (all such rental, damages, costs, fees and expenses being referred to herein as "Termination Damages") and additional damages (the "Liquidated Damages"), which, at the election of Landlord, shall be either:

               (1) an amount or amounts equal to the rental which, but for termination of this Lease, would have become due during the remainder of the Term, less the amount or amounts of rental, if any, which
          Landlord shall receive during such period from others to whom the
          Premises may be rented, in which case such Liquidated Damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following termination of the Lease and continuing until the date on which the Term would have expired but for such termination, and any suit or action brought to collect any such
          Liquidated Damages for any month shall not in any manner prejudice the right of Landlord to collect any Liquidated Damages for any subsequent month by a similar proceeding; or

               (2) an amount equal to the present worth (as of the date of such termination) of rental which, but for termination of this Lease, would have become due during the remainder of the Term, less the fair rental value of the Premises, as determined by an independent real estate appraiser named by Landlord, in which case such Liquidated Damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid.

          c. If this Lease or the Tenant's possession of the Premises should be terminated as herein provided or by re-entry, summary dispossession proceedings or any other method, the Landlord may, at the Landlord's option, as an additional or alternative remedy (i) re-let the Premises or any part or parts thereof for the account of the Tenant for the remainder of the Term as herein originally specified, or (ii) re-let the Premises or any part or parts thereof for a period extending beyond the date when this
     Lease would have expired but for such prior expiration on default or for such re-entry and termination, and deem that portion of the period within the Term, as a rental for the account of the Tenant (which such re-letting may provide for reasonable concessions in rent or a reasonable free rent period, but without thereby in any way affecting the Tenant's liability hereunder for the rent payable under this Lease for the period of such concession or free rent) and, in any of such events, the Landlord may receive the rent therefor, applying the same first to the payment of such reasonable expenses of every kind and nature as the Landlord may have incurred or assumed in recovering the possession of the Premises and in connection with the re-letting of the Premises, and then (to the extent of the remainder of so much of the said rent as shall have been received with respect to the Term) to the fulfillment of the covenants and agreements of the Tenant hereunder including the payment of the rent herein reserved, and the Tenant shall remain liable as herein provided, but there shall be no obligation on the part of the Landlord to re-let nor any liability on its part for failure to re-let, and the Tenant's liability shall not be diminished or affected by such failure to re-let, or the giving of such rent or other concessions in the event of any re-letting, as aforesaid.

          d. If this Lease is terminated as herein provided, or if Tenant's possession is terminated by re-entry, summary dispossession proceedings or any other method, whether or not the Premises shall be re-let, the Tenant shall, until the time when this Lease would have expired but for such prior expiration or for such re-entry, summary dispossession or termination, continue to remain liable for the rent herein reserved less the avails of any such re-letting (after the deduction therefrom of all reasonable expenses incurred by the Landlord in recovering such possession and in re-letting including, but not by way of limitation, broker's fees, reasonable counsel fees and cost of renovation), if any, and the same shall be due and payable by the Tenant to the Landlord, at Landlord's option, either on the several days hereinabove specified for the payment thereof, so that upon each of such days the Tenant shall pay to the Landlord the amount of the deficiency then existing or in one lump sum on demand. Upon such expiration, termination or re-entry as aforesaid, neither the Tenant nor the Tenant's creditors and representative shall thereafter have any right, legal or equitable, in or to the Leased Premises or any portion thereof, or in or to the repossession of same, or in, to or under this
     Lease, and the Tenant hereby waives any and all right of redemption which may then be provided by law. The words "re-enter" and "re-entry" as used in this Lease shall not be deemed to be restricted to their technical legal meaning. In the event Landlord shall enforce any of the provisions hereof in any action at law or in equity, Tenant shall pay all costs, expenses and reasonable attorneys' fees incurred therein by Landlord, and such may be included in the judgment entered in such action, including attorneys' fees incurred by Landlord in connection with Tenant's bankruptcy proceedings.

          f. Any and all mention in this Lease of the rent or rental before, at or after the termination of this Lease or before, at or after the termination of the Tenant's possession by re-entry, summary dispossession or other method as herein provided, shall be deemed to refer to the rent, plus all additional rent and such additional sums as the Tenant shall be obligated to pay to the Landlord under any of the terms, covenants and conditions to this Lease, whether or not designated or indicated herein to be payable as additional rent.

          g. In addition to and not in substitution for the remedies hereinbefore provided, if Tenant shall fail to pay when due, beyond any applicable grace period, any rent or additional charges, Landlord shall have the right to distrain therefor.

          h. The failure of the Landlord to insist in any one or more instances upon the performance of any of the covenants or conditions of this Lease or to exercise any right or privilege herein conferred shall not be construed as thereafter waiving or relinquishing the Landlord's right to the performance of any such covenants, conditions, rights or privileges, and the same shall continue and remain in full force and effect, and the waiver of one default or right shall not constitute waiver of any other default.
     In the event that landlord shall enforce any of the provisions hereof in any actions at law or in equity, Tenant shall pay all costs, expenses and reasonable attorneys' fees incurred therein by Landlord, and such may be included in the judgment entered in such action, including attorneys' fees incurred by Landlord in connection with Tenant's bankruptcy proceedings.

          i. Anything in this Lease to the contrary notwithstanding, any rental payment which is not paid within seven (7) days after the due date thereof shall bear interest at an annual rate equal to eighteen percent (18%).

     19. Grace Period: Except in connection with Tenant's obligation to pay
Minimum Rent, additional rent or any other sums due under this Lease, in which event no notice is required, anything contained in any of the foregoing provisions of this Lease to the contrary notwithstanding, neither party hereto will exercise any right or remedy provided for in this Lease or allowed by law because of any default of the other, unless such party shall first have given written notice thereof by certified or registered mail to the other, and the other shall have failed, within fifteen (15) days thereafter, to begin, and actively and diligently in good faith to proceed with, the curing of the default and to continue with the same until it shall have been fully corrected;
provided, that no such notice from the Landlord shall be required, nor shall the
Landlord be required to allow any part of the said notice period, (a) more than two (2) times during any twelve (12) month period, or (b) if the Tenant shall have removed from or shall be in the course of removing from the Premises, or
(c) in the event of Tenant's Bankruptcy.

     20. Brokerage Fees: Tenant shall pay and hold Landlord harmless from any brokerage or agency fees due or claimed to be due in connection with the execution of this Lease Agreement or its tenancy.

     21. Business Taxes: Tenant shall pay all franchise taxes, business taxes or other similar rates and taxes which may be levied or imposed upon the premises or the business carried on therein, and also all other rates and taxes which are or may be payable by Tenant as Tenant and occupant thereof. If by law, regulation or otherwise business taxes or other similar rates and taxes are made payable by landlords or proprietors, or if the mode of collecting such taxes be so altered as to make Landlord liable therefor instead of Tenant, Tenant shall repay to Landlord within fifteen (15) days after demand upon Tenant the amount of the charge imposed on Landlord as a result of such charge, and shall save
Landlord harmless from any cost or expense in respect thereof.

     22. Subordination: Landlord hereby warrants that Tenant shall have peaceful and quiet use and possession of the Leased Premises without hindrance on the part of Landlord. Tenant's rights under this Lease Agreement are and shall always be subordinate to the operation and effect of any mortgage, deed of trust or other security instrument now or hereafter placed upon the Leased Premises, or any part thereof, by Landlord, and Tenant will, upon Landlord's request, execute and deliver such instrument as may be appropriate to confirm such subordination.

     Tenant will, upon the request of Landlord or of the Landlord's mortgagee or trustees, under any such mortgage or deed of trust, execute an attornment instrument and attorn to such mortgagee or trustees, their successors and/or assigns and become their Tenant on the terms herein contained for the unexpired residue of the term of this Lease Agreement.

     If Tenant fails to execute any of the foregoing instruments upon the request of Landlord, Landlord is hereby granted a power of attorney and is authorized, as the attorney-in-fact of Tenant, to execute such instrument on behalf of Tenant.

     23. Termination: This Lease Agreement and tenancy hereby created shall cease and determine at the end of the original term hereof, or any extension or renewal thereof, without the necessity of any notice from either Landlord or
Tenant to terminate the same and Tenant hereby waives notice to vacate the
Leased Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of the Leased
Premises from a tenant holding over to the same extent as if statutory notice had been given. For the period of three (3) months prior to the expiration of the original term of this Lease Agreement or any renewal or extension thereof,
Landlord shall have the right to display on the exterior of the Leased Premises the customary sign "For Rent", and during such period Landlord may show the
Leased Premises and all parts thereof to prospective tenants during normal business hours.

     At Landlord's option at the expiration or earlier termination of this Lease
Agreement, Tenant shall, at Tenant's expense, remove all of the Tenant's personal property, as well as fixtures installed and improvements made by Tenant and Tenant shall repair all injury done by or in connection with the installation or removal of said property, and surrender the Leased Premises, broom clean and in as good condition as they were at the beginning of the term, reasonable wear excepted. All property of Tenant remaining on the Leased
Premises after the expiration or earlier termination of this Lease Agreement shall be conclusively deemed abandoned and at Landlord's option, may be retained by Landlord, or may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of such removal. Landlord may have any such property stored at
Tenant's risk and expense.

     24. Surrender of Premises: No agreement to accept a surrender of this Lease shall be valid unless in writing by Landlord. No employee of Landlord or of
Landlord's agents shall have any power to accept the keys of said premises prior to the termination of this Lease. The delivery of keys to any employee of
Landlord or of Landlord's agent shall not operate as a termination of the Lease or a surrender of the premises. In the event that Tenant at any time desires to have Landlord sublet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing
Tenant from any of the obligations under this Lease. No payment by Tenant or receipt and acceptance by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to
Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     25. Binding Effect: This Lease Agreement and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, his heirs and assigns and shall be binding upon Tenant, its successors and assigns, but shall inure only to the benefit of Tenant and such assigns of Tenant to whom the assignment by Tenant has been consented to by Landlord.

     26. Force Majeure: Landlord shall be excused for the period of any delay in the performance of any obligation hereunder when prevented from so doing by cause or causes beyond Landlord's control which shall include, without limitation, all labor disputes, civil commotion, war, warlike operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services or financing or through Acts of God.

     27. Notices: All notices from Tenant to Landlord required or permitted by any provisions of this Lease Agreement, shall be directed to Landlord at 910
Reisterstown Road, Pikesville, Maryland 21208, with copies of same to Sidney
Weiman, Esquire, Levin and Gann, P.A., Nottingham. All notices from Landlord to
Tenant so required or permitted shall be directed to Tenant at the Leased
Premises. Either party may, at any time or from time to time, designate in writing a substitute address for that above set forth.

     28. Construction of Lease: This Lease Agreement shall be construed under the laws of the State of Maryland. Headings are for reference only and shall in no way limit the specific terms of this Agreement.

     29. Month to Month: During the period of any holding over after the termination or expiration of this Lease Agreement by Tenant, Tenant shall be deemed to be a tenant from month to month, at the monthly rent due for the month preceding the termination or expiration date of this Lease, plus all other additional rent or charges under the provisions of this Lease, terminable by either party on thirty (30) days prior written notice.

     30. Joint and Several Liability: The liability of all parties executing this Lease to pay rent and perform all other obligations hereunder shall be deemed to be joint and several.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement as of the day and year first above written.

ATTEST:                             HEMAGEN PROPERTIES, LLC

                                    By: HEMAGEN DIAGNOSTICS, INC.,
                                           the Sole Member

__________________________          By:___________________________(SEAL)
                                       William P. Hale, President

                                      "Landlord"

ATTEST:                             HEMAGEN DIAGNOSTICS, INC.

__________________________          By:___________________________(SEAL)
                                       William P. Hale, President

                                       "Tenant"

                                TABLE OF CONTENTS

Section                    Title                                                        Page

 1   Purpose                                                             1
 2   Lease Term and Renewals                                             1
 3   Rental                                                              2
 4   Utilities                                                           4
 5   Real Estate Taxes                                                   4
 6   Use of Premises                                                     4
 7   Maintenance                                                         5
 8   Improvements                                                        6
 9   Protection from Liens                                               7
10   Insurance                                                           9
11   Protection of Property                                             12
12   Indemnification                                                    13
13   Fire or other Casualty                                             13
14   Condemnation                                                       14
15   Access to Premises                                                 15
16   Assignment or Subletting                                           15
17   Performance by Tenant                                              16
18   Default                                                            16
19   Grace Period                                                       22
20   Brokerage Fees                                                     23
21   Business Taxes                                                     23
22   Subordination                                                      24
23   Termination                                                        24
24   Surrender of Premises                                              26
25   Binding Effect                                                     26
26   Force Majeure                                                      27
27   Notices                                                            27
28   Construction of Lease                                              27
29   Month to Month                                                     28
30   Joint and Several Liability                                        28

                                                  LEASE AGREEMENT
                                                         FOR
                                              330 NORTH WARWICK AVENUE
                                              BALTIMORE CITY, MARYLAND

                                            LANDLORD: HEMAGEN PROPERTIES

                                          TENANT: HEMAGEN DIAGNOSTICS, INC.

                                            Dated:                 , 2005